UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSRI	NASDAQ Capital Market
Preferred Share Purchase Rights[1]	--	--

[1]	Registered pursuant to Section 12(b) of the Act pursuant to a Form 8-A filed by the registrant on March 15, 2019. Until the Distribution Date (as defined in the registrant’s Rights Agreement dated as of August 29, 2018), the Preferred Share Purchase Rights will be transferred with and only with the shares of the registrant’s Common Stock to which the Preferred Share Purchase Rights are attached.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 27, 2019, TSR, Inc. (“TSR”) closed on a revolving credit facility (the “Credit Facility”) pursuant to a Loan and Security Agreement with Access Capital, Inc. (the “Lender”) that provides up to $7,000,000 in funding to TSR and its direct and indirect subsidiaries, TSR Consulting Services, Inc., Logixtech Solutions, LLC and Eurologix, S.A.R.L., each of which together with TSR is a borrower under the Credit Facility. Each of the borrowers has provided a security interest to the Lender in all of their respective assets to secure amounts borrowed under the Credit Facility. TSR previously disclosed the approval of the Credit Facility by TSR’s board of directors on November 25, 2019 in TSR’s current report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2019. The Loan and Security Agreement is filed herewith as Exhibit 10.1.

TSR expects to utilize the Credit Facility for working capital and general corporate purposes, and, subject to the satisfaction of certain conditions described in the following paragraph, to (i) complete the repurchase of shares of TSR’s common stock held by certain investor parties pursuant to the terms of the Share Repurchase Agreement previously entered into among TSR, Christopher Hughes, the Chairman, President and Chief Executive Officer of TSR, and such investor parties, and (ii) make the settlement payment to such investor parties pursuant to the terms of the Settlement and Release Agreement previously entered into among TSR and such investor parties. The Share Repurchase Agreement and the Settlement and Release Agreement are more fully described in TSR’s current report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2019.

The maximum amount that may be advanced under the Credit Facility at any time will be the lesser of (a) $7,000,000 and (b) an amount equal to 90% of the collective net face amount of certain billed and unbilled eligible accounts of TSR and its subsidiaries (in each case less the amount of any reserves that the Lender may require). Notwithstanding the foregoing, the maximum amount that may be advanced under the Credit Facility shall not exceed $2,000,000 until such time as TSR has completed, prior to 5:00 p.m. on December 30, 2019, an equity contribution or other capital infusion acceptable to the Lender in an amount of at least $750,000 (a “Capital Infusion”), in addition to certain other conditions related to the performance by TSR and Christopher Hughes of their obligations under the Share Repurchase Agreement and Settlement and Release Agreement.

Advances under the Credit Facility accrue interest at a rate per annum equal to (x) the “base rate” or “prime rate” announced by Citibank, N.A. from time to time, which shall be increased or decreased, as the case may be, in an amount equal to each increase or decrease in such “base rate” or “prime rate,” plus (y) 1.75%. The initial term of the Credit Facility is 5 years, which shall automatically renew for successive 5-year periods unless either TSR or the Lender gives written notice to the other of termination at least 60 days prior to the expiration date of the then-current term.

TSR is obliged to satisfy certain financial covenants and minimum borrowing requirements under the Credit Facility, and to pay certain fees, including prepayment fees, and provide certain financial information to the Lender.

TSR is reviewing available alternatives for the completion of a Capital Infusion contemplated in connection with the Credit Facility. There can be no assurance that a Capital Infusion will be completed.

Information Concerning Forward-Looking Statements

Certain statements in this report which are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate,” “believe,” “demonstrate,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “should,” and “will,” and similar expressions identify forward-looking statements. Such forward-looking statements are based upon TSR’s current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Specifically, forward-looking statements in this report may include, but are not limited to, the statements regarding the completion of a Capital Infusion contemplated in connection with the Credit Facility, and the full performance of the obligations under the Settlement and Release Agreement and Share Repurchase Agreement and the occurrence of the events contemplated thereunder. These and other forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual events to differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, the factors and matters described in TSR’s filings with the SEC, including, but not limited to, TSR’s most recent Form 10-K, Forms 10-Q and Forms 8-K, which are available at www.sec.gov. The forward-looking statements included in this report are made only as of the date of this report and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Loan and Security Agreement dated November 27, 2019 by and among Access Capital, Inc., TSR, Inc., TSR Consulting Services, Inc., Logixtech Solutions, LLC and Eurologix S.A.R.L.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey
Senior Vice President and Chief Financial Officer

Date: December 2, 2019

EXHIBIT INDEX

Exhibit Number	Description
10.1	Loan and Security Agreement dated November 27, 2019 by and among Access Capital, Inc., TSR, Inc., TSR Consulting Services, Inc., Logixtech Solutions, LLC and Eurologix S.A.R.L.

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